UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2009

CAPMARK FINANCIAL GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	333-146211	91-1902188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

116 Welsh Road Horsham, Pennsylvania		19044
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 328-4622

Not applicable.
(Former names or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On June 3, 2009, Capmark Financial Group Inc. (the “Company”) entered into the Second Supplemental Indenture to the Indenture, dated May 10, 2007, by the Company, as issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee for the Floating Rate Senior Notes due 2010 (the “2010 Supplemental Indenture”).  The 2010 Supplemental Indenture is among Capmark Affordable Equity Holdings Inc., a Colorado corporation and an indirect subsidiary of the Company, Summit Crest Ventures LLC, a Delaware limited liability corporation and an indirect subsidiary of the Company and Capmark REO Holding LLC, a Delaware limited liability corporation and an indirect subsidiary of the Company (together, the “Additional Subsidiary Guarantors”), the Company and Deutsche Bank Trust Company Americas, as Trustee under the Indenture.

On June 3, 2009, the Company entered into the Second Supplemental Indenture to the Indenture, dated May 10, 2007, by the Company, as issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee for the 5.875% Senior Notes due 2012 (the “2012 Supplemental Indenture”).  The 2012 Supplemental Indenture is among the Additional Subsidiary Guarantors, the Company and Deutsche Bank Trust Company Americas, as Trustee under the Indenture.

On June 3, 2009, the Company entered into the Second Supplemental Indenture to the Indenture, dated May 10, 2007, by the Company, as issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee for the 6.300% Senior Notes due 2017 (the “2017 Supplemental Indenture”).  The 2017 Supplemental Indenture is among the Additional Subsidiary Guarantors, the Company and Deutsche Bank Trust Company Americas, as Trustee under the Indenture.

The 2010 Supplemental Indenture, the 2012 Supplemental Indenture and the 2017 Supplemental Indenture amend the existing indentures for the Company’s Floating Rate Senior Notes due 2010, 5.875% Senior Notes due 2012 and 6.300% Senior Notes due 2017 solely to add the Additional Subsidiary Guarantors as guarantors of such notes. A description of the material terms of the notes is set forth in “Liquidity and Capital Resources - Primary Long-Term Funding – Notes” included in Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 24, 2009, which description is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 of this Current Report on Form 8-K is incorporated herein by refererence.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Floating Rate Senior Notes due 2010 Second Supplemental Indenture, dated as of June 3, 2009, among Capmark Affordable Equity Holdings Inc., a Colorado corporation and an indirect subsidiary of the Company, Summit Crest Ventures LLC, a Delaware limited liability corporation and an indirect subsidiary of the Company and Capmark REO Holding LLC, a Delaware limited liability corporation and an indirect subsidiary of the Company, the Company and Deutsche Bank Trust Company Americas, as Trustee under the Indenture.

10.2

5.875% Senior Notes due 2012 Second Supplemental Indenture, dated as of June 3, 2009, among Capmark Affordable Equity Holdings Inc., a Colorado corporation and an indirect subsidiary of the Company, Summit Crest Ventures LLC, a Delaware limited liability corporation and an indirect subsidiary of the Company and Capmark REO Holding LLC, a Delaware limited liability corporation and an indirect subsidiary of the Company, the Company and Deutsche Bank Trust Company Americas, as Trustee under the Indenture.

10.3

6.300% Senior Notes due 2017 Second Supplemental Indenture, dated as of June 3, 2009, among Capmark Affordable Equity Holdings Inc., a Colorado corporation and an indirect subsidiary of the Company, Summit Crest Ventures LLC, a Delaware limited liability corporation and an indirect subsidiary of the Company and Capmark REO Holding LLC, a Delaware limited liability corporation and an indirect subsidiary of the Company, the Company and Deutsche Bank Trust Company Americas, as Trustee under the Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Capmark Financial Group Inc.

/s/ Thomas L. Fairfield
Date: June 9, 2009	Name:	Thomas L. Fairfield
	Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1

Floating Rate Senior Notes due 2010 Second Supplemental Indenture, dated as of June 3, 2009, among Capmark Affordable Equity Holdings Inc., a Colorado corporation and an indirect subsidiary of the Company, Summit Crest Ventures LLC, a Delaware limited liability corporation and an indirect subsidiary of the Company and Capmark REO Holding LLC, a Delaware limited liability corporation and an indirect subsidiary of the Company, the Company and Deutsche Bank Trust Company Americas, as Trustee under the Indenture.

10.2

5.875% Senior Notes due 2012 Second Supplemental Indenture, dated as of June 3, 2009, among Capmark Affordable Equity Holdings Inc., a Colorado corporation and an indirect subsidiary of the Company, Summit Crest Ventures LLC, a Delaware limited liability corporation and an indirect subsidiary of the Company and Capmark REO Holding LLC, a Delaware limited liability corporation and an indirect subsidiary of the Company, the Company and Deutsche Bank Trust Company Americas, as Trustee under the Indenture.

10.3

6.300% Senior Notes due 2017 Second Supplemental Indenture, dated as of June 3, 2009, among Capmark Affordable Equity Holdings Inc., a Colorado corporation and an indirect subsidiary of the Company, Summit Crest Ventures LLC, a Delaware limited liability corporation and an indirect subsidiary of the Company and Capmark REO Holding LLC, a Delaware limited liability corporation and an indirect subsidiary of the Company, the Company and Deutsche Bank Trust Company Americas, as Trustee under the Indenture.